SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2007

CVS/CAREMARK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-01011		05-0494040
(Commission File Number)		(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island		02895
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

CVS Corporation
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Other Events

Item 2.01. Completion of Acquisition or Disposition of Assets

Effective March 22, 2007, pursuant to the Agreement and Plan of Merger dated as of November 1, 2006 (as amended by Amendment No. 1, dated as of January 16, 2007, the “Merger Agreement”) relating to the CVS and Caremark merger transaction, Caremark Rx, Inc. (“Caremark”) was merged with and into a subsidiary of CVS Corporation (“CVS” or the “Corporation”), with the CVS subsidiary continuing as the surviving entity. Immediately following the merger, as described below under item 5.03, the name of the Corporation was changed from “CVS Corporation” to “CVS/Caremark Corporation”.

By virtue of the merger, each issued and outstanding share of common stock, par value $0.001 per share, of Caremark was converted into the right to receive 1.67 shares of common stock, par value $0.01 per share, of the Corporation. Cash will be paid in lieu of fractional shares of CVS common stock.

A portion of the special cash dividend of $7.50 per share separately payable to Caremark shareholders of record as of the close of business on the day immediately preceding the closing date of the merger has been funded through a combination of proceeds from the issuance of commercial paper, available cash of Caremark and borrowings under the Bridge Credit Agreement attached hereto as Exhibit 10.3.

The CVS common stock will trade on the New York Stock Exchange under the symbol “CVS”. Following consummation of the merger, the Caremark common stock was delisted from the New York Stock Exchange.

The issuance of CVS common stock in connection with the merger, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4/A (File No. 333-139470), filed with the Securities and Exchange Commission (“SEC”) on January 18, 2007 and declared effective on January 19, 2007. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the registration statements contains additional information about the merger and the related transactions. Additional information about the merger is also contained in Current Reports on Form 8-K filed by the Corporation and by Caremark and incorporated by reference into the Joint Proxy Statement/Prospectus.

A copy of the Corporation’s press release dated March 22, 2007 announcing the closing of the merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2007, Thomas P. Gerrity and Alfred J. Verrecchia each resigned from the Corporation’s board of directors.

On March 21, 2007, each of the following former members of the Caremark board of directors was elected, subject to and effective upon the effective time of the merger, to the Corporation’s board of directors (and to the indicated Committees of the Board):

Edwin M. Crawford, 58, Executive Committee

Edwin M. Banks, 44, Audit Committee, Nominating and Corporate Governance Committee

C. David Brown II, 55, Executive Committee, Management Planning and Development Committee, Nominating and Corporate Governance Committee

Roger L. Headrick, 70, Executive Committee, Audit Committee

Jean-Pierre Millon, 56, Management Planning and Development Committee

C.A. Lance Piccolo, 66

Kristen E. Gibney Williams, 58, Audit Committee

Additionally, as provided in the Merger Agreement, subject to and effective upon the effective time of the merger, Thomas M. Ryan resigned from the position of Chairman of the board of directors of the Corporation (without resigning or otherwise affecting his positions as president and chief executive officer of the Corporation or as a director of the Corporation) and the Corporation’s board of directors appointed Edwin M. Crawford as Chairman of the Corporation’s board of directors. In connection with his former employment with Caremark, Mr. Crawford was covered by Caremark benefit plans and arrangements including those previously disclosed in the Joint Proxy Statement/Prospectus, the relevant portions of which are attached as Exhibit 99.3 hereto.

A copy of the Corporation’s press release dated March 22, 2007 announcing the members of the Corporation’s board of directors is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 22, 2007, in connection with the Merger Agreement and as approved at the special meeting of stockholders of the Corporation on March 15, 2007, the Corporation adopted amendments to its Amended and Restated Certificate of Incorporation to increase the authorized number of shares of CVS common stock from 1 billion to 3.2 billion and to change the name of the Corporation to “CVS/Caremark Corporation”. Effective that same date, the Corporation amended its by-laws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus (such amendments are in addition to the changes to the by-laws effected on February 2, 2007 and disclosed in the Current Report on Form 8-K filed by the Corporation on February 2, 2007). The Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation and the amended by-laws of the Corporation are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)      Financial statements of business acquired.

Historical financial statements for Caremark were previously reported in the Registration Statement on form S-4/A filed by the Corporation on January 18, 2007.

(b)      Pro forma financial information

Pro forma financial statements for the Corporation were previously reported in the Current Report on form 8-K filed by the Corporation on March 8, 2007.

(d)      Exhibits

Exhibit No.	Document
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CVS Corporation

3.2	By-laws of CVS/Caremark Corporation

10.1
Five Year Credit Agreement, dated as of March 12, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc., and Wachovia Bank, National Association, as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and The Bank of New York, as Administrative Agent.

10.2
364 Day Credit Agreement, dated as of March 12, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc., and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent.

10.3
Bridge Credit Agreement, dated as of March 15, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc, as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Bank of New York, Bank of America, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents.

10.4
Global Amendment dated as of March 15, 2007, to (i) Five Year Credit Agreement dated as of June 11, 2004, (ii) Five Year Credit Agreement dated as of June 3, 2005, (iii) Five Year Credit Agreement dated as of May 12, 2006, (iv) Five Year Credit Agreement, dated as of March 12, 2007, and (v) 364 Day Credit Agreement, dated as of March 12, 2007.

99.1	Press Release (“CVS/Caremark Merger Closes, Creating the Nation’s Leading Pharmacy Services Company”), dated March 22, 2007, of CVS/Caremark Corporation

99.2	Press Release (“CVS/Caremark Corporation Announces Board of Directors”), dated March 22, 2007, of CVS/Caremark Corporation

99.3	E. Mac Crawford’s Pre-existing Caremark Employment Arrangements and Benefits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS/CAREMARK CORPORATION

Date:	March 22, 2007	By:	/s/ David B. Rickard
			Name:	David B. Rickard
			Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CVS Corporation

3.2	By-laws of CVS/Caremark Corporation

10.1
Five Year Credit Agreement, dated as of March 12, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc., and Wachovia Bank, National Association, as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and The Bank of New York, as Administrative Agent.

10.2
364 Day Credit Agreement, dated as of March 12, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc., and Wachovia Bank, National Association, as Co-Syndication Agents, and The Bank of New York, as Administrative Agent.

10.3
Bridge Credit Agreement, dated as of March 15, 2007, among CVS Corporation, the Lenders party thereto, Lehman Commercial Paper Inc, as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, The Bank of New York, Bank of America, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents.

10.4
Global Amendment dated as of March 15, 2007, to (i) Five Year Credit Agreement dated as of June 11, 2004, (ii) Five Year Credit Agreement dated as of June 3, 2005, (iii) Five Year Credit Agreement dated as of May 12, 2006, (iv) Five Year Credit Agreement, dated as of March 12, 2007, and (v) 364 Day Credit Agreement, dated as of March 12, 2007.

99.1	Press Release (“CVS/Caremark Merger Closes, Creating the Nation’s Leading Pharmacy Services Company”), dated March 22, 2007, of CVS/Caremark Corporation

99.2	Press Release (“CVS/Caremark Corporation Announces Board of Directors”), dated March 22, 2007, of CVS/Caremark Corporation

99.3	E. Mac Crawford’s Pre-existing Caremark Employment Arrangements and Benefits